UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 7590

John Hancock Patriot Preferred Dividend Fund (Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210 (Address of principal executive offices) (Zip code)

Alfred P. Ouellette Senior Attorney and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	May	31

Date of reporting period:	May	31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Patriot Preferred Dividend Fund

5.31.2006 **Annual Report**

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 10

Trustees & officers
page 29

For more information
page 33

To Our Shareholders,

After producing modest returns in 2005, the stock market advanced smartly in the first four months of 2006. Investors were encouraged by solid corporate earnings, a healthy economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of its 18-month campaign of raising interest rates. Those hopes were dashed in May, however, when economic data suggested a resurgence of inflation and more Fed rate hikes. The result was a significant market pullback that continued into June, erasing much of the earlier gains. Inflation and rate hike concerns also worked on the bond market, which, with the exception of low-quality bonds, made little headway over the last 12 months.

With the financial markets’ about-face and increased volatility, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on corporate profits and the economy.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2006. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks to provide high current income, consistent with preservation of capital, by normally investing at least 80% of its assets in dividend-paying securities.

Over the last twelve months

* Preferred stocks struggled in an environment of fear over the economy and rising interest rates.

* Utility common stocks also struggled but outperformed preferred stocks.

* Utility common stocks and select preferred stocks contributed most to the Fund’s performance.

The total returns for the Fund include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.

The yield at closing market price is calculated by dividing the current annualized distribution per share by the closing market price on the last day of the period.

Top 10 issuers
4.8%	Lehman Brothers Holdings, Inc.
4.8%	Citigroup, Inc.
4.6%	Bear Stearns Cos., Inc.
4.3%	Devon Energy Corp.
4.3%	MetLife, Inc.
4.1%	Apache Corp.
3.9%	HSBC USA, Inc.
3.8%	Alabama Power Co.
3.7%	Southern California Edison Co.
3.6%	SLM Corp.

As a percentage of net assets plus the value of preferred shares on May 31, 2006.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE SOVEREIGN ASSET MANAGEMENT LLC PORTFOLIO MANAGEMENT TEAM

MANAGERS’ REPORT

JOHN HANCOCK

Patriot Preferred Dividend Fund

Preferred stocks — which are the primary emphasis of John Hancock Patriot Preferred Dividend Fund — posted disappointing returns for the 12-month period ended May 31, 2006, amid growing worries about inflation and interest rates. The period began on an upbeat note in June 2005 thanks to investors’ optimism that the Federal Reserve Board might be at or near the end of its then year-long interest-rate hike cycle. Because preferreds make fixed-income payments in the form of dividends, their prices tend to follow those of U.S. Treasury securities. Also aiding preferreds was strong demand from investors seeking out higher-yielding alternatives to U.S. government securities. But from the early fall through the final weeks of 2005, preferreds suffered a significant sell-off in response to worries over the future direction of inflation and interest rates. Stronger-than-expected economic news resurrected worries that inflation wasn’t dead after all, prompting fears that the Fed might be forced to continue raising rates to cool price pressures.

“Preferred stocks...posted disappointing returns for the 12-month period ended May 31, 2006, amid growing worries about inflation and interest rates.”

In the early weeks of 2006, preferred stocks staged a rally, although it was very brief. Only weeks later, preferred stocks resumed their decline as the Treasury market weakened in the midst of renewed evidence that inflation was ticking higher as the global economy strengthened. The appointment of a new Fed chairman also added to the market’s worries because investors fretted that Ben Bernanke might overshoot and raise interest rates too high. These factors, coupled with a bout of profit taking, put pressure on preferred-stock prices. Also weighing on them was a heavy new-issuance calendar. Uncertainty over the direction of interest rates prompted issuers to rush to issue new preferred stocks before rates moved higher. Those new issues typically came to market with higher yields than already outstanding securities, making older issues less attractive and putting pressure on their prices.

Utility common stocks — another area of emphasis for the Fund — also struggled, although they outpaced preferred stocks during the year. Like preferreds, utility commons were hurt by the threat of higher interest rates and inflation throughout much of the period. But helping to buoy them was the fact that some were hidden energy plays. Energy shares soared with skyrocketing crude-oil prices. Thanks to deregulation, some utilities that churn out excess power from low-cost sources like coal or nuclear plants can sell that extra capacity at a relatively high price. Strong demand for power has helped, too. All this has allowed utilities to generate extra cash to reduce their debt and boost dividends, both of which helped bolster their share prices.

Performance

For the 12 months ended May 31, 2006, John Hancock Patriot Preferred Dividend Fund returned –1.08% at net asset value and –6.11% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average closed-end mid-cap value fund returned 6.09% at net asset value, according to Morningstar, Inc., and the Standard & Poor’s 500 Index returned 8.64% .

“Some of the Fund’s best performers
during the period were utility
common stocks.”

Going forward, the Fund has switched its benchmark indexes to ones that are more closely correlated to the Fund’s holdings. They include the broad-based Lehman Brothers Aggregate Bond Index, which returned –0.48%, the Merrill Lynch DRD-Preferred Index, which returned 1.75% and the S&P 400 Mid Cap Utilities Index, which returned 7.37% .

Chart-topping utility common stocks

Some of the Fund’s best performers during the period were utility common stocks. Among the most significant contributors was KeySpan Corp., which operates regulated gas utilities throughout

Industry
distribution[1]

Electric
utilities	21%

Multi-utilities	16%

Oil & gas
exploration &
production	14%

Investment
banking &
brokerage	11%

Other diversified
financial
services	7%

Gas utilities	6%

Life & health
insurance	4%

Consumer
finance	4%

Regional
banks	4%

Agricultural
products	3%

Trucking	3%

All others	4%

the Northeastern United States. It was buoyed by news that it would be acquired by British energy network operation National Grid. Another winner was Alliant Energy Corp. It attracted investor interest due to a combination of factors, including its decision to resume growing its dividend, its efforts to rid itself of money-losing foreign investments and its renewed focus on core regulated utility businesses.

Preferred stocks: leaders and laggards

Despite the generally difficult environment for preferred stocks overall, some of our holdings in that segment broke with convention and posted strong gains for the 12-month period. Chief among them was Anadarko Petroleum Corp., which engages in the exploration, development, production and marketing of natural gas. It performed well as oil and natural gas prices soared. The holding was further helped by the company’s efforts to reduce debt and by a more favorable credit-quality outlook. Furthermore, energy-related and tax-advantaged preferred stocks of Anadarko’s caliber were scarce and highly coveted. Another good performer was Bank of America Corp. Recently, the company announced that it was calling in our holdings at a premium to our average purchase price.

On the flip side, our exposure to Telephone and Data Systems, Inc. proved disappointing. The stock came under pressure amid increased regulatory scrutiny of the company, which is in the midst of restating previous years’ financial results. We continued to hang on to the stock because we believe in its long-term prospects once the uncertainty over its previous year accounting lifts. We also like the fact that Telephone and Data Systems has been raising its common stock dividend — an indication of the company’s overall financial health — and the fact that the company is a rumored takeover candidate.

“In our view, slowing economic conditions will bode well for fixed-income investments, such as preferred stocks…”

Outlook

Our outlook for the coming year is guardedly optimistic. At the end of the period, there was mounting evidence that the U.S. economy — and most likely, the global economy — was slowing. Stocks issued by home builders, home improvement stores and low-end retailers sold off heavily, suggesting that U.S. consumers, whose spending accounts for roughly two-thirds of the U.S. gross domestic product, may finally have tightened their purse strings. At the same time, commodity prices sold off and the bond market rallied, moves that suggested investors believed that economic growth was slowing. A late-period inverted yield curve, a graph that plots the yield difference between short-and long-term bonds, also suggested slower economic conditions ahead. In our view, slowing economic conditions will bode well for fixed-income investments, such as preferred stocks, as they traditionally have.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on May 31, 2006.

F I N A N C I A L    S TAT E M E N T S

FUND’S INVESTMENTS

Securities owned by the Fund on May 31, 2006

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer		Shares	Value

Common stocks 16.81%			$16,295,651

(Cost $14,346,105)
Electric Utilities 0.01%			12,000

Progress Energy, Inc., (Contingent Value Obligation) (B)(I)		37,500	12,000
Gas Utilities 1.08%			1,050,560

Peoples Energy Corp.		28,000	1,050,560
Integrated Telecommunication Services 0.61%			587,653

AT&T, Inc.		22,550	587,653
Multi-Utilities 15.11%			14,645,438

Alliant Energy Corp.		52,000	1,788,800

Dominion Resources, Inc.		27,500	1,995,950

DTE Energy Co.		30,000	1,212,600

KeySpan Corp.		81,000	3,242,430

NiSource, Inc.		46,400	1,010,128

NSTAR		100,000	2,766,000

SCANA Corp.		15,500	590,860

TECO Energy, Inc.		62,000	931,240

Xcel Energy, Inc.		59,000	1,107,430

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 133.88%			$129,784,997

(Cost $133,019,010)
Agricultural Products 4.68%			4,539,378

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	60,000	4,539,378
Consumer Finance 6.48%			6,279,616

HSBC Finance Corp., 6.36%, Depositary Shares, Ser B	BBB+	35,600	876,116

SLM Corp., 6.97%, Ser A	BBB+	101,000	5,403,500

See notes to financial statements.

F I N A N C I A L   S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Diversified Banks 1.81%			$1,751,200

Royal Bank of Scotland Group Plc, 5.75%, Ser L
(United Kingdom)	A	80,000	1,751,200
Diversified Chemicals 2.78%			2,695,050

Du Pont (E.I.) de Nemours & Co., $4.50, Ser B	BBB+	33,900	2,695,050
Electric Utilities 32.85%			31,840,858

Alabama Power Co., 5.20%	BBB+	251,400	5,606,220

Boston Edison Co., 4.78%	A–	19,380	1,623,075

Duquesne Light Co., 6.50%	BB+	100,000	5,070,000

Entergy Arkansas, Inc., 6.45%	BB+	100,000	2,515,630

Entergy Mississippi, Inc., 6.25%	BB+	100,000	2,418,750

Interstate Power & Light Co., 7.10%, Ser C	BBB–	32,000	819,002

PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	155,000	3,884,687

Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)	B2	110,000	2,816,000

Southern California Edison Co., 6.00%, Ser C	BBB–	8,000	756,500

Southern California Edison Co., 6.125%	BBB–	50,000	4,834,375

Union Electric Co., $3.70	BBB	12,262	861,405

Wisconsin Public Service Corp., 6.76%	A–	6,095	635,214
Gas Utilities 7.26%			7,042,380

Southern Union Co., 7.55%	BB+	201,400	5,216,260

Southwest Gas Capital II, 7.70%	BB	71,000	1,826,120
Integrated Telecommunication Services 0.96%			926,000

Telephone & Data Systems, Inc., 6.625%	A–	40,000	926,000
Investment Banking & Brokerage 17.54%			16,999,416

Bear Stearns Cos., Inc. (The), 5.72%, Depositary
Shares, Ser F	BBB	40,000	1,860,000

Bear Stearns Cos., Inc. (The), 6.15%, Depositary
Shares, Ser E	BBB	100,600	5,055,150

Goldman Sachs Group, Inc. (The), 6.20%, Ser B	A–	27,800	689,440

Lehman Brothers Holdings, Inc., 5.67%, Depositary
Shares, Ser D	A–	48,000	2,256,000

Lehman Brothers Holdings, Inc., 5.94%, Depositary
Shares, Ser C	A–	102,500	4,899,500

Merrill Lynch & Co, Inc., 6.375%, Depositary
Shares, Ser 3	A–	90,150	2,239,326
Life & Health Insurance 6.57%			6,372,600

MetLife, Inc., 6.50%, Ser B	BBB	260,000	6,372,600

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Multi-Utilities 9.27%			$8,989,666

Baltimore Gas & Electric Co., 6.99%, Ser 1995	Baa2	20,000	2,096,876

Energy East Capital Trust I, 8.25%	BBB–	168,000	4,240,320

PSEG Funding Trust II, 8.75%	BB+	30,000	787,500

Public Service Electric & Gas Co., 6.92%	BB+	19,000	1,864,970
Oil & Gas Exploration & Production 21.57%			20,915,214

Anadarko Petroleum Corp., 5.46%, Depositary
Shares, Ser B	BBB–	34,567	3,438,338

Apache Corp., 5.68%, Depositary Shares, Ser B	BBB	62,200	6,099,487

Devon Energy Corp., 6.49%, Ser A	BB+	63,500	6,461,125

Nexen, Inc., 7.35% (Canada)	BB+	195,400	4,916,264
Other Diversified Financial Services 11.41%			11,057,165

Bank of America Corp., 6.75%, Depositary
Shares, Ser VI	A	77,000	3,946,250

Citigroup, Inc., 6.213%, Depositary Shares, Ser G	A	52,000	2,600,520

Citigroup, Inc., 6.231%, Depositary Shares, Ser H	A	88,700	4,510,395
Regional Banks 6.06%			5,876,454

HSBC USA, Inc., $2.8575 (G)	A1	131,700	5,876,454
Trucking 4.64%			4,500,000

AMERCO, 8.50%, Ser A	CCC+	180,000	4,500,000

	Interest	Par value
Issuer, maturity date	rate	(000)	Value

Short-term investments 3.99%			$3,867,000

(Cost $3,867,000)
Commercial Paper 3.99%			3,867,000

Chevron Corp., 6-1-06	4.940%	$3,867	3,867,000

Total investments 154.68%			$149,947,648

Other assets and liabilities, net (0.35%)			($341,561)

Fund preferred shares, at value (54.33%)			($52,665,814)

Total net assets 100.00%			$96,940,273

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

Notes to Schedule of Investments

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,539,378 or 4.68% of the Fund’s net assets as of May 31, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

ASSETS AND LIABILITIES

May 31, 2006

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $151,232,115)	$149,947,648
Cash	789
Dividends receivable	436,336
Other assets	20,752
Total assets	150,405,525

Liabilities

Payable for investments purchased	69,512
Dividends payable	522,518
Payable to affiliates
Management fees	108,335
Other	20,914
Other payables and accrued expenses	78,159
Total liabilities	799,438
Auction Rate Preferred Shares (ARPS), and accrued
dividends, unlimited number of shares of beneficial
interest authorized with no par value, 525 shares
issued, liquidation preference of $100,000 per share	52,665,814

Net assets

Common shares capital paid-in	98,767,513
Accumulated net realized loss on investments	(3,072,301)
Net unrealized depreciation of investments	(1,284,467)
Accumulated net investment income	2,529,528
Net assets applicable to common shares	$96,940,273

Net asset value per common share

Based on 7,257,200 shares of beneficial interest
outstanding — unlimited number of shares
authorized with no par value	$13.36

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

OPERATIONS

For the year ended May 31, 2006

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
and distributions
paid to ARPS
shareholders for
the period stated.

Investment income

Dividends	$9,448,784
Interest	107,433
Total investment income	9,556,217

Expenses

Investment management fees	1,231,786
Administration fees	230,960
ARPS auction fees	127,215
Federal excise tax	125,774
Registration and filing fees	44,176
Printing	43,180
Transfer agent fees	38,868
Professional fees	34,524
Custodian fees	34,455
Trustees’ fees	10,563
Compliance fees	3,048
Total expenses	1,924,549
Net investment income	7,631,668

Realized and unrealized gain (loss)

Net realized gain on investments	1,573,440
Change in net unrealized appreciation (depreciation)
of investments	(8,814,605)
Net realized and unrealized loss	(7,241,165)
Distributions to ARPS	(1,740,378)
Decrease in net assets from operations	($1,349,875)

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

CHANGES IN NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
and distributions,
if any, paid to
shareholders.

	Year	Year
	ended	ended
	5-31-05[1]	5-31-06

Increase (decrease) in net assets

From operations
Net investment income	$8,236,178	$7,631,668
Net realized gain (loss)	(1,972,488)	1,573,440
Change in net unrealized
appreciation (depreciation)	11,449,900	(8,814,605)
Distributions to ARPS	(1,030,902)	(1,740,378)
Increase (decrease) in net assets
resulting from operations	16,682,688	(1,349,875)
Distributions to common shareholders
From net investment income	(6,270,220)	(6,270,221)

Net assets

Beginning of period	94,147,901	104,560,369
End of period[2]	$104,560,369	$96,940,273

1 Audited by previous auditor.

2 Includes accumulated net investment income of $2,782,685 and $2,529,528, respectively.

See notes to financial statements.

12

F I N A N C I A L    H I G H L I G H T S

FINANCIAL HIGHLIGHTS

COMMON SHARES The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	5-31-02[1]	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06

Per share operating performance

Net asset value,
beginning of period	$12.96	$12.39	$13.06	$12.97	$14.41
Net investment income[2]	1.18	1.08	1.02	1.13	1.05
Net realized and unrealized
gain (loss) on investments	(0.73)	0.56	0.08	1.32	(1.00)
Distributions to ARPS	(0.16)	(0.11)	(0.08)	(0.15)	(0.24)
Total from
investment operations	0.29	1.53	1.02	2.30	(0.19)
Less distributions to
common shareholders
From net investment income	(0.86)	(0.86)	(1.11)	(0.86)	(0.86)
Net asset value, end of period	$12.39	$13.06	$12.97	$14.41	$13.36
Per share market value,
end of period	$12.47	$13.07	$12.00	$13.58	$11.95
Total return at market value[3] (%)	13.76	12.50	(0.24)	20.77	(6.11)

Ratios and supplemental data

Net assets applicable to common
shares, end of period (in millions)	$90	$95	$94	$105	$97
Ratio of expenses to average
net assets[4] (%)	1.96	2.11	1.88	1.81	1.90
Ratio of net investment income to
average net assets[5] (%)	9.09	9.21	7.60	8.19	7.52
Portfolio turnover (%)	16	9	7	11	16

Senior securities

Total value of ARPS outstanding
(in millions)	$53	$53	$53	$53	$53
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100
Asset coverage per unit[6]	$270,318	$277,801	$276,094	$298,017	$283,075

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.26%, 1.30%, 1.22%, 1.19% and 1.25%, respectively.

5 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.84%, 5.70%, 4.94%, 5.38% and 4.96%, respectively.

6 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of ARPS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements.

NOTES TO STATEMENTS

Note A

Accounting policies

John Hancock Patriot Preferred Dividend Fund (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments that have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,890,287 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such car-ryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2010 —$1,226,894, May 31, 2011 —$1,075,016, May 31, 2012 —$79,976, May 31, 2013 —$51,881 and May 31, 2014 — $456,520.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $8,010,599.

As of May 31, 2006, the components of distributable earnings on a tax basis included $3,244,448 of undistributed ordinary income.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund’s average weekly net asset value and the value attributable to the Auction Rate Preferred Shares (collectively, “managed assets”).

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICo”), a subsidiary of MFC. The Adviser remains the principle advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services, and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund’s average weekly managed assets. The compensation for the period amounted to $230,960. The Fund also paid the Adviser the amount of $506 for certain publishing services, included in the printing fees. The Fund also reimbursed John Hancock Life Insurance Company for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief accounting officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share
transactions

Common shares

The Fund had no common share transactions during the last two fiscal periods.

Auction Rate Preferred Shares

The Fund issued 525 shares of Auction Rate Preferred Shares (“ARPS”) on July 29, 1993, in a public offering. The underwriting discount and the offering costs were recorded as a reduction of the capital of common shares.

Dividends on the ARPS, which accrue daily, are cumulative at a rate that was established at the offering of the ARPS and has been reset every 49 days thereafter by an auction. Dividend rates on ARPS ranged from 2.82% to 3.79% during the year ended May 31, 2006. Accrued dividends on ARPS are included in the value of ARPS on the Fund’s Statement of Assets and Liabilities.

The ARPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The ARPS are subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the ARPS, as defined in the Fund’s bylaws. If the dividends on the ARPS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the ARPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the ARPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the ARPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the ARPS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2006, aggregated $28,256,594 and $23,881,865, respectively.

The cost of investments owned on May 31, 2006, including short-term investments, for federal income tax purposes, was $151,414,102. Gross unrealized appreciation and depreciation of investments aggregated $4,686,602 and $6,153,056, respectively, resulting in net unrealized depreciation of $1,466,454. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended May 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net investment income of $125,774 and a decrease in capital paid-in of $125,774. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifica-tions, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for federal excise tax. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

AUDITORS’ REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Preferred Dividend Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Patriot Preferred Dividend Fund (the “Fund”) at May 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these finan-cial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of May 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended May 31, 2005 and the financial highlights for each of the periods ended on or before May 31, 2005 were audited by another independent registered public accounting firm, whose report dated July 25, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts July 14, 2006

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2006, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Investment
objective
and policy

The Fund’s investment objective is to provide high current income consistent with preservation of capital. The Fund will pursue its objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund’s nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund’s Trustees on September 13, 1994. The policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets including the liquidation preference amount of the ARPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred section of the Fund’s bylaws was changed to update the rating agency requirements, in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and
distributions

During the year ended May 31, 2006, dividends from net investment income totaling $0.8640 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

June 30, 2005	$0.0720
July 29, 2005	0.0720
August 31, 2005	0.0720
September 30, 2005	0.0720
October 31, 2005	0.0720
November 30, 2005	0.0720
December 30, 2005	0.0720
January 31, 2006	0.0720
February 28, 2006	0.0720
March 31, 2006	0.0720
April 28, 2006	0.0720
June 2, 2006	0.0720

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the “Plan Agent”). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions. Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.mellonin-vestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirma-tions of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan. The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 22, 2006, the Annual Meeting of the Fund was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 5,492,117 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified with the votes tabulated as follows:

		W I T H H E L D
	F O R	A U T H O R I T Y

James R. Boyle	5,413,168	78,949
Charles L. Ladner	5,413,759	78,358
John A. Moore	5,416,202	75,915

The preferred shareholders elected Ronald R. Dion as Trustee of the Fund until his successor is duly elected and qualified, with the votes tabulated as follows: 336 FOR, 0 AGAINST and 0 ABSTAINING.

The common and preferred shareholders ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditors for the fiscal year ending May 31, 2006, with the votes tabulated as follows: 5,417,447 FOR, 17,469 AGAINST and 57,201 ABSTAINING.

Board Consideration
of and Continuation
of Investment
Advisory Agreement:
John Hancock
Patriot Preferred
Dividend Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Patriot Preferred Dividend Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the Fund.

At meetings held on May 19–20 and June 6–7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the continuation of the Advisory Agreement. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/ Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to the following: (i) the investment performance of the Fund and a broader universe of relevant funds (the “Universe”) selected by Lipper Inc. (“Lipper”), an independent provider of investment company data, for a range of periods, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund and a peer group of comparable funds selected by Lipper (the “Peer Group”), (iii) the advisory fees of comparable portfolios of other clients of the Adviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees and a study undertaken at the direction of the Independent Trustees as to the allocation of the benefits of economies of scale between the Fund and the Adviser, (vi) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates.

Nature, extent and quality
of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support renewal of the Advisory Agreement.

Fund performance

The Board considered the performance results for the Fund over various time periods. The Board also considered these results in comparison to the performance of the Universe, as well as the Fund’s benchmark indexes. Lipper determined the Universe for the Fund. The Board reviewed with a representative of Lipper the methodology used by Lipper to select the funds in the Universe and the Peer Group.

The Board noted that the performance of the Fund was higher than or not appreciably below the median and average performance of its Universe and the performance of one of its benchmark indexes, the Lipper Closed-End Income and Preferred Funds Index, for the time periods under review. The Board noted that, except for the one-year period ended December 31, 2004, the Fund’s performance was either above or not appreciably below the performance of the Fund’s other benchmark index, the Dow Jones Utility Average Index, for the time periods under review. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate and the actual management fee expense ratio with fees for the Peer Group. The Board noted that the Advisory Agreement Rate was at the high end of the range of other funds in the Peer Group, but noted that the Peer Group included very few funds. The Board also noted that the actual management fee expense ratio was higher than the median rate of the Peer Group. The Adviser explained that, in its view, the actual management fee expense ratio of the Fund reported by Lipper is overstated because the Lipper analysis excludes amounts attributable to redeemable preferred shares from the denominator or asset base when converting dollars actually paid into a ratio. The Board received a more detailed analysis provided by the Adviser, which showed that the actual management fee expense ratio is in line with the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Board received and considered information regarding the Fund’s total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, transfer agent fees and custodian fees, including and excluding investment-related expenses. The Board also considered comparisons of these expenses to the Peer Group and the Universe. The Board noted that the total operating expense ratio of the Fund was higher than the Peer Group’s and Universe’s median total operating expense ratio. The Board considered the additional analysis provided by the Adviser, and noted that the actual total operating expense ratio is in line with the industry average of other similar funds when adjusted for leverage by including amounts attributable to redeemable preferred shares in the asset base.

The Adviser also discussed the Lipper data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreement.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affili-ates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares, and concluded that the fees were fair and equitable based on relevant factors, including the Fund’s total expenses ranking relative to its Peer Group.

Information about
services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to
the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other finan-cial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser as part of the annual re-approval process under Section 15(c) of the 1940 Act. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreement.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of May 31, 2006.

Gregory K. Phelps

Senior Vice President, Sovereign Asset Management LLC since 2005 Senior Vice President, John Hancock Advisers, LLC (1995-2005) Began business career in 1981 Joined fund team in 1995 Fund ownership – None

Mark T. Maloney

Vice President, Sovereign Asset Management LLC since 2005 Vice President, John Hancock Advisers, LLC (1982-2005) Began business career in 1976 Joined fund team in 1997 Fund ownership – None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of May 31, 2006. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Investment Companies: 8 funds with assets of
approximately $4.7 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $70 million.
Other Accounts: None

Mark T. Maloney	Other Investment Companies: 8 funds with assets of
approximately $4.7 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $70 million.
Other Accounts: None

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

* The Sub-Adviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

* When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

* The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

* The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

* The Sub-Adviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Sub-Adviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	53

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	1993	53

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates (engineering)
(until 2000); Chairman and CEO, Carlin Consolidated, Inc. (management/
investments) (since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until
1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since
1993); Director of the following: Uno Restaurant Corp. (until 2001); Arbella
Mutual (insurance) (until 2000); HealthPlan Services, Inc. (until 1999); Flagship
Healthcare, Inc. (until 1999); Carlin Insurance Agency, Inc. (until 1999);
Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53

President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Chairman and Director, Lumber Insurance Co. (insurance)
(until 2000); Chairman and Director, Northeast Retirement Services, Inc.
(retirement administration) (since 1998).

William H. Cunningham, Born: 1944	1995	143

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004); STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001); Symtx, Inc. (electronic manufacturing)
(since 2001); Adorno/Rogers Technology, Inc. (until 2004); Pinnacle Foods
Corporation (until 2003); rateGenius (until 2003); Lincoln National Corporation
(insurance) (since 2006); Jefferson-Pilot Corporation (diversified life insurance

Independent Trustees (continued)
Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	1995	143

company) (until 2006); New Century Equity Holdings (formerly Billing Concepts)
(until 2001); eCertain (until 2001); ClassMap.com (until 2001); Agile Ventures
(until 2001); AskRed.com (until 2001); Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002); WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	1993	143

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(since 2001).

John A. Moore,[2] Born: 1939	2002	53

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	53

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1993	53

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee3

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	237

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds, LLC;
Director, President and Chief Executive Officer, Sovereign Asset Management
LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; President,
John Hancock Funds II, John Hancock Funds III and John Hancock Trust; Director,
Chairman and President, NM Capital Inc. (since 2005); Chairman, Investment
Company Institute Sales Force Marketing Committee (since 2003); Executive
Vice President, John Hancock Funds (until 2005).

William H. King, Born: 1952		1993

Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer
of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds advised by the Adviser (until 2001).

Francis V. Knox, Jr., Born: 1947		2005

Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life
Insurance Company, the Adviser and Sovereign (since 2005); Vice President and Chief Compliance Officer, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (since 2005); Vice President and Assistant Treasurer,
Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance
Officer, Fidelity Investments (until 2001).

John G. Vrysen, Born: 1955		2005

Executive Vice President and Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, Sovereign, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

Notes to Trustees and Officers pages

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered
	common shareholders	public accounting firm
John Hancock Advisers, LLC
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
Stock symbol
Sovereign Asset	Transfer agent for
Management LLC	preferred shareholders	Listed New York Stock
101 Huntington Avenue		Exchange:
Boston, MA 02199	The Bank of New York	PPF
One Wall Street
Custodian	New York, NY 10286	For shareholder assistance
refer to page 23
The Bank of New York	Legal counsel
One Wall Street
New York, NY 10286	Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD)

www.jhfunds. com

PRESORTED STANDARD U. S. POSTAGE PAID MIS

P700A 5/06 7/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $33,000 for the fiscal year ended May 31, 2005 and $24,650 for the fiscal year ended May 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended May 31, 2005 and fiscal year ended May 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,400 for the fiscal year ended May 31, 2005 and $3,500 for the fiscal year ended May 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended May 31, 2005 and $3,000 for the fiscal year ended May 31, 2006. There were no other fees during the fiscal year ended May 31, 2005 and May 31, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2005 and May 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $71,400 for the fiscal year ended May 31, 2005, and $384,600 for the fiscal year ended May 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman Richard P. Chapman, Jr. Charles L. Ladner Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Preferred Dividend Fund

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: July 27,2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein ------------------------------------- Keith F. Hartstein President and Chief Executive Officer Date: July 27,2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: July 27,2006